UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
     Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) August 28, 2014


                          REDSTONE LITERARY AGENTS INC.
             (Exact name of registrant as specified in its charter)

          Nevada                       000-55049                    N/A
(State or other jurisdiction          (Commission              (IRS Employer
    of incorporation)                 File Number)           Identification No.)

                   1842 E CAMPO BELLO DRIVE, PHOENIX, AZ 85022
              (Address of principal executive offices and Zip Code)

        Registrant's telephone number, including area code: 602.867.0160

                                       N/A
          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17
    CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
    CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

            GENERAL INFORMATION REGARDING FORWARD-LOOKING STATEMENTS

This current report on Form 8-K is being filed by our company following the completion of change of control pursuant to a transfer agreement dated August 28, 2014.

This current report on Form 8-K contains forward-looking statements. Forward-looking statements are projections in respect of future events or our future financial performance. In some cases, you can identify forward-looking statements by terminology such as "may", "should", "intend", "expect", "plan", "anticipate", "believe", "estimate", "predict", "potential", or "continue" or the negative of these terms or other comparable terminology. These statements are only predictions and involve known and unknown risks, including the risks in the section entitled "Risk Factors", uncertainties and other factors, which may cause our company's or our industry's actual results, levels of activity or performance to be materially different from any future results, levels of activity or performance expressed or implied by these forward-looking statements. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, levels of activity or performance. Except as required by applicable law, including the securities laws of the United States, we do not intend to update any of the forward-looking statements to conform these statements to actual results.

As used in this current report on Form 8-K, the terms "we", "us" "our" and "RedStone" mean Redstone Literary Agents Inc. Unless otherwise stated, "$" refers to United States dollars.

ITEM 5.01 CHANGES IN CONTROL OF REGISTRANT.

On August 28, 2014, and pursuant to a transfer agreement dated for reference August 28, 2014, Mary Wolf, our sole director and officer, sold to James P. Geiskopf, 3,000,000 shares of our common stock for total consideration of $20,000. Mr. Geiskopf paid the $20,000 purchase price for these shares using personal funds. Mr. Geiskopf holds approximately 50% of our issued and outstanding common stock.

Effective August 28, 2014, Mr. Geiskopf has been appointed as President, Secretary, Treasurer and to our board of directors, and as a result, Mary Wolf has resigned as President, Secretary and Treasurer.

Mr. Geiskopf has 32 years' experience in the car rental industry. He was the president, secretary, treasurer and a director of Naked Brand Group Inc. from December 22, 2011 to July 30, 2012 and the president and director of The Resource Group from 2007 to 2009. From 1975 to 1986 he was the chief financial officer of Budget Rent a Car of Fairfield, California. From 1986 to 2007 he was the president and chief executive officer of Budget Rent a Car of Fairfield, California. Mr. Geiskopf served on the board of directors of Suisun Valley Bank from 1986 to 1993. He also served on the board of directors of Napa Valley Bank from 1991 to 1993.

                               FORM 10 INFORMATION

BUSINESS

CORPORATE OVERVIEW

We were incorporated in the State of Nevada on July 20, 2010. At that time, Mary Wolf was appointed chief executive officer, president, secretary, chief financial officer, treasurer and a director. We received our initial funding of $15,000 through the sale of common stock to Mary Wolf who purchased 3,000,000 shares of our common stock at $0.005 per share on July 20, 2010.

During 2011, we filed a Registration Statement on Form S-1 with the U.S. Securities and Exchange Commission to register a total of 3,000,000 shares of common stock for sale at a fixed price of $0.015 per share. The Registration Statement was declared effective on January 27, 2012. During the year ended December 31, 2012, we completed the offering for funding of $45,000.

DESCRIPTION OF BUSINESS

While we continue attempting to advance our current business of representing authors to publishers, we will be concurrently seeking other business opportunities with established business entities for the merger or other form of business combination with our company.

LITERARY BUSINESS

As stated in our last quarterly report, we will be doing research about upcoming book fairs. We need to also secure a few vendor events that are low cost for us to be able to exhibit our services. If we are able to identify any authors, we will be working on draft transcripts for these authors and we will also be working with established authors to assist them in promoting their publications via marketing communications practices.

However, competition in the literary industry is fierce. If we cannot successfully compete, our business may be adversely affected. If we are able to establish our business we will compete against a large number of well-established companies with greater product and name recognition and with substantially greater financial, marketing and distribution capabilities than ours, as well as against a large number of small specialty producers. There can be no assurance that we can compete successfully in this complex and changing market.

OTHER BUSINESS OPPORTUNITIES

We will also be seeking new business opportunities with established business entities for the merger or other form of business combination with our company.

We anticipate that any new acquisition or business opportunities that we may acquire will require additional financing. There can be no assurance, however, that we will be able to acquire the financing necessary to enable us to pursue our plan of operation and enter into such an agreement. If our company requires additional financing and we are unable to acquire such funds, our business may fail.

Even if we are able to enter into a business opportunity and obtain the necessary funding, there is no assurance that we will be able to generate any revenues and that any such revenues generated would be sufficient to provide a return to investors.

We may seek a business opportunity with entities that have recently commenced operations, or entities that wish to utilize the public marketplace in order to raise additional capital in order to expand business development activities, to develop a new product or service, or for other corporate purposes. We may acquire assets and establish wholly-owned subsidiaries in various businesses or acquire existing businesses as subsidiaries.

In implementing a structure for a particular business acquisition or opportunity, we may become a party to a merger, consolidation, reorganization, joint venture, or licensing agreement with another corporation or entity. We may also acquire stock or assets of an existing business. Upon the consummation of a transaction, it is likely that our present management will no longer be in control of our company. In addition, it is likely that our sole officer and our directors will, as part of the terms of the acquisition transaction, resign and be replaced by one or more new officers and directors.

We anticipate that the selection of a business opportunity in which to participate will be complex and without certainty of success. We believe that there are numerous firms in various industries seeking the perceived benefits of being a publicly reporting corporation. Business opportunities may be available in many different industries and at various stages of development, all of which will make the task of comparative investigation and analysis of such business opportunities extremely difficult and complex. Business opportunities that we believe are in the best interests of our company may be scarce or we may be unable to obtain the ones that we want. We can provide no assurance that we will be able to locate compatible business opportunities.

REPORTS TO SECURITYHOLDERS

We provide an annual report that includes audited financial information to our shareholders. We also make our financial information equally available to any interested parties or investors through compliance with the disclosure rules for a small business issuer under the Securities Exchange Act of 1934. We are subject to disclosure filing requirements including filing Form 10-K annually and Form 10-Q quarterly. In addition, we will file Form 8-K and other proxy and information statements from time to time as required. We do not intend to voluntarily file the above reports in the event that our obligation to file such reports is suspended under the Exchange Act. The public may read and copy any materials that we file with the SEC, at the SEC's Public Reference Room at 100 F Street NE, Washington, DC 20549. The public may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site (http://www.sec.gov) that contains reports, proxy and information statements, and other information regarding issuers that file electronically with the SEC.

                     MANAGEMENT'S DISCUSSION AND ANALYSIS OF
                 FINANCIAL CONDITIONS AND RESULTS OF OPERATIONS

OVERVIEW

For our management discussion and analysis of financial condition and results of operations for the six months ended June 30, 2014, see our Form 10-Q filed with the Securities and Exchange Commission on August 14, 2014.

For our management discussion and analysis of financial condition and results of operations for the year ended December 31, 2013, see our Form 10-K filed with the Securities and Exchange Commission on April 10, 2014.

                                   PROPERTIES

We do not currently own any property. We are currently operating out of the premises of our former president on a rent free basis while we are in the organizational stage. We consider our current principal office space arrangement adequate and will reassess our needs based upon the future growth of our company.

         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.

The following tables provides certain information regarding the ownership of our common stock, as of August 28, 2014 by:

     *    each of our named executive officers;

     *    each of our directors;

     * each person known to us to own more than 5% of our outstanding common stock; and

     *    all of our executive officers and directors and as a group.

                                                                 Amount and Nature of          Percentage
Name and Address of Beneficial Owner       Title of Class       Beneficial Ownership (1)      of Class (2)
------------------------------------       --------------       ------------------------      ------------
James Geiskopf                              Common Stock          3,000,000     Direct             50%
3250 Oakland Hills Court
Fairfield, CA  94534

Mary S. Wolf                                Common Stock                Nil     N/A                N/A
1842 E Campo Bello Drive
Phoenix, AZ  85022

Directors and Officers as a Group           Common Stock          3,000,000                        50%

Shareholders owning more than 5% of
 our outstanding common stock               Common Stock                Nil     N/A                N/A

----------
1 Except as otherwise indicated, we believe that the beneficial owners of the common stock listed above, based on information furnished by such owners, have sole investment and voting power with respect to such shares, subject to community property laws where applicable. Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Common stock subject to options or warrants currently exercisable or exercisable within 60 days, are deemed outstanding for purposes of computing the percentage ownership of the person holding such option or warrants, but are not deemed outstanding for purposes of computing the percentage ownership of any other person.
2 Percentage of ownership is based on 6,000,000 shares of our common stock issued and outstanding as of August 28, 2014.

                               CHANGES IN CONTROL

We are unaware of any arrangement the operation of which may at a subsequent date result in a change of control of our company.

                        DIRECTORS AND EXECUTIVE OFFICERS

The following individuals serve as directors and executive officers of our company. All directors of our company hold office until the next annual meeting of our stockholders or until their successors have been elected and qualified. The executive officers of our company are appointed by our board of directors and hold office until their death, resignation or removal from office.

                                                                                      Date First Elected
    Name                                Position                              Age        or Appointed
    ----                                --------                              ---        ------------
James P. Geiskopf         President, Secretary, Treasurer and Director        55        August 28, 2014
Mary Wolf                 Director                                            55        July 20, 2010

BUSINESS EXPERIENCE

The following is a brief account of the education and business experience during at least the past five years of each director and executive officer, indicating the person's principal occupation during that period, and the name and principal business of the organization in which such occupation and employment were carried out.

JAMES P. GEISKOPF

Mr. Geiskopf has 32 years' experience in the car rental industry. He currently serves as a director on the Board of Directors of Electronic Cigarettes International Group, Ltd. (since June 25, 2013) and on the Board of Directors of Global System Designs Inc. (since May 7, 2014), both of which companies have their common shares registered under the Securities Exchange Act of 1934. He was the president, secretary, treasurer and a director of Naked Brand Group Inc. from December 22, 2011 to July 30, 2012 and the president and director of The Resource Group from 2007 to 2009. From 1975 to 1986 he was the chief financial officer of Budget Rent a Car of Fairfield, California. From 1986 to 2007 he was the president and chief executive officer of Budget Rent a Car of Fairfield, California. Mr. Geiskopf served on the board of directors of Suisun Valley Bank from 1986 to 1993. He also served on the board of directors of Napa Valley Bank from 1991 to 1993.

We believe that Mr. Geiskopf is qualified to serve on our board of directors because of his knowledge of our current operations in addition to his education and business experiences described above.

MARY WOLF

Mary Wolf, EA was the president, secretary and treasurer of our company from July 20, 2010 to August 28, 2014 and has been a director of our company since July 20, 2010. From January 1998 to present she has owned and operated a Tax Accounting business, Mary S. Wolf, EA, Phoenix, Arizona. On August 9, 1995 she received her Enrolled Agent Certificate which allows her to practice before the Internal Revenue Service. An Enrolled Agent (EA) is a tax professional who has passed an IRS test covering all aspects of taxation, plus passed an IRS background check. Enrolled Agents have passed a two-day, 8-hour examination. The examination covers all aspects of federal tax law, including the taxation of individuals, corporations, partnerships, and various regulations governing IRS collections and audit procedures. Like CPAs and tax attorneys, EAs can handle any type of tax matter and represent their client's interests before the IRS. Unlike CPAs and tax attorneys, Enrolled Agents are tested directly by the IRS, and enrolled agents focus exclusively on tax accounting. From January 1990 to April 1997, Ms. Wolf worked for H&R Block preparing tax returns for their Phoenix, Arizona personal and business district offices. From June 1987 through December 1989, she was employed by Syntellect, Inc., Phoenix, Arizona, a voice response hardware manufacturer as an installer of their software domestically and internationally. Prior to June of 1987 she was a controller for a multi-company group that computerized equipment for manufacturers, sold all types of metal and woodworking machinery , and developed specialized machinery for businesses, Quality Machine Tools, Inc., Quantum Machine Services, Inc. and Falcon Manufacturing, Inc.

We believe that Ms. Wolf is qualified to serve on our board of directors because of her knowledge of our current operations in addition to her business experiences described above.

FAMILY RELATIONSHIPS

There are no family relationships among our directors or officers.

INVOLVEMENT IN CERTAIN LEGAL PROCEEDINGS

None of our directors or executive officers have been involved in any of the following events during the past ten years:

     (a) any bankruptcy petition filed by or against any business of which such person was a general partner or executive officer either at the time of the bankruptcy or within two years prior to that time;

     (b) any conviction in a criminal proceeding or being subject to a pending criminal proceeding (excluding traffic violations and other minor offences);

     (c) being subject to any order, judgment, or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining, barring, suspending or otherwise limiting his involvement in any type of business, securities or banking activities;

     (d) being found by a court of competent jurisdiction (in a civil action), the SEC or the Commodity Futures Trading Commission to have violated a federal or state securities or commodities law, and the judgment has not been reversed, suspended, or vacated;

     (e) being the subject of, or a party to, any federal or state judicial or administrative order, judgment, decree, or finding, not subsequently reversed, suspended or vacated, relating to an alleged violation of:
          (i) any federal or state securities or commodities law or regulation; or (ii) any law or regulation respecting financial institutions or insurance companies including, but not limited to, a temporary or permanent injunction, order of disgorgement or restitution, civil money penalty or temporary or permanent cease- and-desist order, or removal or prohibition order; or (iii) any law or regulation prohibiting mail or wire fraud or fraud in connection with any business entity; or

     (f) being the subject of, or a party to, any sanction or order, not subsequently reversed, suspended or vacated, of any self-regulatory organization (as defined in Section 3(a)(26) of the Exchange Act), any registered entity (as defined in Section 1(a)(29) of the COMMODITY EXCHANGE ACT), or any equivalent exchange, association, entity or organization that has disciplinary authority over its members or persons associated with a member.

                             EXECUTIVE COMPENSATION

For our executive compensation for the years ended December 31, 2013, 2012 and 2011, see our Form 10-K filed with the Securities and Exchange Commission on April 10, 2014.

              CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS,
                            AND DIRECTOR INDEPENDENCE

On July 20, 2010, we issued a total of 3,000,000 shares of common stock to Mary
S. Wolf for cash at $0.005 per share for a total of $15,000.

As of December 31, 2013, we have a loan of $9,161 owing to Mary S. Wolf, the loan bears no interest rate, and has no term of repayment.

We do not currently have any conflicts of interest by or among our current officer, director, key employee or advisors. We have not yet formulated a policy for handling conflicts of interest; however, we intend to do so prior to hiring any additional employees.

We do not currently have an independent director serving on our company's board of directors.

DIRECTOR INDEPENDENCE

We currently act with two directors consisting of James P. Geiskopf and Mary S. Wolf. Our common stock is quoted on the OTC Bulletin Board operated by FINRA (the Financial Industry Regulatory Authority), which does not impose any director independence requirements. Under NASDAQ rule 5605(a)(2), a director is not independent if he or she is also an executive officer or employee of the corporation or was, at any time during the past three years, employed by the corporation. Using this definition of independent director, we currently have no independent directors because James P. Geiskopf is our president, secretary, and treasurer and Mary S. Wolf was our president, secretary and treasurer from July 20, 2010 until August 28, 2014.

                                LEGAL PROCEEDINGS

We are not currently a party to any legal proceedings, and we are not aware of any pending or potential legal actions.

              MARKET PRICE OF AND DIVIDENDS ON OUR COMMON STOCK AND
                           RELATED STOCKHOLDER MATTERS

MARKET INFORMATION

There is currently no established public trading market for our commons stock. There is a limited public market for our common stock. Our common stock is not traded on any exchange. Our common stock is quoted on the OTCQB operated by the OTC Markets Group under the trading symbol "RDLA". Trading in stocks quoted on the OTCQB is often thin and is characterized by wide fluctuations in trading prices due to many factors that may be unrelated or have little to do with a company's operations or business prospects. We cannot assure you that there will be a market for our common stock in the future.

TRANSFER AGENT

Our shares of common stock are issued in registered form. The transfer agent and registrar for our common stock is Holladay Stock Transfer.

As of August 28, 2014, there were 6,000,000 shares of our common stock issued and outstanding.

HOLDERS OF COMMON STOCK

As of August 28, 2014, there were 27 holders of record of our common stock. As of such date, 6,000,000 shares were issued and outstanding.

DIVIDENDS

We have not declared any dividends since incorporation and do not anticipate that we will do so in the foreseeable future. Although there are no restrictions that limit the ability to pay dividends on our commons stock, our intention is to retain future earnings, if any, for use in our operations and the expansion of our business.

SECURITIES AUTHORIZED FOR ISSUANCE UNDER EQUITY COMPENSATION PLANS

Our company has not adopted any equity compensation plans.

                     RECENT SALES OF UNREGISTERED SECURITIES

We completed an offering of 3,000,000 shares of common stock on July 20, 2010 to our former president, secretary, treasurer and our director, Mary S. Wolf, at a price of $0.005 per share. The total proceeds received from this offering were $15,000. These shares were issued pursuant to Section 4(2) of the 1933 Act and are restricted shares as defined in the 1933 Act. We did not engage in any general solicitation or advertising.

We completed an offering of 3,000,000 shares of our common stock at a price of $0.015 per share on January 27, 2012. The total amount we received from this offering was $3,000. We completed this offering pursuant to Rule 903 of Regulation S of the 1933 Act.

                            DESCRIPTION OF SECURITIES

GENERAL

Our authorized capital stock consists of 75,000,000 shares of common stock, with a par value of $0.001 per share. As of August 28, 2014, there were 6,000,000 shares of our common stock issued and outstanding.

COMMON STOCK

The holders of our common stock:

     * have equal ratable rights to dividends from funds legally available if and when declared by our board of directors;

     * are entitled to share ratably in all of our assets available for distribution to holders of common stock upon liquidation, dissolution or winding up of our affairs;

     * do not have preemptive, subscription or conversion rights and there are no redemption or sinking fund provisions or rights; and

     * are entitled to one non-cumulative vote per share on all matters on which stockholders may vote.

NON-CUMULATIVE VOTING

Holders of shares of our common stock do not have cumulative voting rights, which means that the holders of more than 50% of the outstanding shares, voting for the election of directors, can elect all of the directors to be elected, if they so choose, and, in that event, the holders of the remaining shares will not be able to elect any of our directors. The current officer and director owns 100% of our outstanding shares.

                    INDEMNIFICATION OF DIRECTORS AND OFFICERS

Our By-Laws allow for the indemnification of our officers and directors in regard to their carrying out the duties of their offices. The board of directors will make determination regarding the indemnification of the director, officer or employee as is proper under the circumstances if he/she has met the applicable standard of conduct set forth in the Nevada General Corporation Law.

Section 78.751 of the Nevada Business Corporation Act provides that each corporation shall have the following powers:

"1. A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative, except an action by or in the right of the corporation, by reason of any fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses, including attorneys' fees, judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with the action, suit or proceeding if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit or proceeding by judgment, order, settlement, conviction, or upon a pleas of nolo contendere or its equivalent, does not, of itself, create a presumption that the person did not act in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation, and that, with respect to any criminal action or proceeding, he had a reasonable cause to believe that his conduct was unlawful.

2. A corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise against expenses, including amounts paid in settlement and attorneys' fees actually and reasonably incurred by him in connection with the defense or settlement of the action or suit if he acted in good faith and in a manner which he reasonably believed to be in or not opposed to the best interests of the corporation. Indemnification may not be made for any claim, issue or matter as to which such a person has been adjudged by a court of competent jurisdiction, after exhaustion of all appeals therefrom, to be liable to the corporation or for amounts paid in settlement to the corporation, unless and only to the extent that the court in which the action or suit was brought or other court of competent jurisdiction, determines upon application that in view of all the circumstances of the case, the person is fairly and reasonably entitled to indemnity for such expenses as the court deems proper.

3. To the extent that a director, officer, employee or agent of a corporation has been successful on the merits or otherwise in defense of any action, suit or proceeding referred to in sections 1 and 2, or in defense of any claim, issue or matter therein, he must be indemnified by the corporation against expenses, including attorneys' fees, actually and reasonably incurred by him in connection with the defense.

4. Any indemnification under sections 1 and 2, unless ordered by a court or advanced pursuant to section 5, must be made by the corporation only as authorized in the specific case upon a determination that indemnification of the director, officer, employee or agent is proper in the circumstances. The determination must be made:

     a.   By the stockholders;

     b. By the board of directors by majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding;

     c. If a majority vote of a quorum consisting of directors who were not parties to the act, suit or proceeding so orders, by independent legal counsel, in a written opinion; or

     d. If a quorum consisting of directors who were not parties to the act, suit or proceeding cannot be obtained, by independent legal counsel in a written opinion.

5. The certificate of articles of incorporation, the bylaws or an agreement made by the corporation may provide that the expenses of officers and directors incurred in defending a civil or criminal action, suit or proceeding must be paid by the corporation as they are incurred and in advance of the final disposition of the action, suit or proceeding, upon receipt of an undertaking by or on behalf of the director or officer to repay the amount if it is ultimately determined by a court of competent jurisdiction that he is not entitled to be indemnified by the corporation. The provisions of this section do not affect any rights to advancement of expenses to which corporate personnel other than director or officers may be entitled under any contract or otherwise by law.

6. The indemnification and advancement of expenses authorized in or ordered by a court pursuant to this section:

     a. Does not include any other rights to which a person seeking indemnification or advancement of expenses may be entitled under the certificate or articles of incorporation or any bylaw, agreement, vote of stockholders or disinterested directors or otherwise, for either an action in his official capacity or an action in another capacity while holding his office, except that indemnification, unless ordered by a court pursuant to section 2 or for the advancement of expenses made pursuant to section 5, may not be made to or on behalf of any director or officer if a final adjudication establishes that his acts or omission involved intentional misconduct, fraud or a knowing violation of the law and was material to the cause of action.

     b. Continues for a person who has ceased to be a director, officer, employee or agent and inures to the benefit of the heirs, executors and administrators of such a person.

     c. The Articles of Incorporation provides that "the Corporation shall indemnify its officers, directors, employees and agents to the fullest extent permitted by the General Corporation Law of Nevada, as amended from time to time."

As to indemnification for liabilities arising under the Securities Act of 1933 for directors, officers or persons controlling RedStone, we have been informed that in the opinion of the Securities and Exchange Commission such indemnification is against public policy and unenforceable.

                  CHANGES IN AND DISAGREEMENTS WITH ACCOUNTANTS
                     ON ACCOUNTING AND FINANCIAL DISCLOSURE

Effective November 30, 2013, Ronald Chadwick, P.C. ("CHADWICK") resigned as our company's independent registered public accounting firm.

The reports of Chadwick regarding our company's financial statements for the fiscal years ended December 31, 2012 and 2011 and for the period from inception (July 20, 2010) to December 31, 2012 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles, except that the audit report of Chadwick on our company's financial statements for the fiscal years ended December 31, 2012 and 2011 and for the period from inception (July 20, 2010) to December 31, 2012 contained an explanatory paragraph which noted that there was substantial doubt about our company's ability to continue as a going concern.

During the fiscal years ended December 31, 2012 and 2011, for the period from inception (July 20, 2010) to December 31, 2012, and during the period from January 1, 2013 to November 30, 2013, the date of resignation, (i) there were no disagreements with Chadwick on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Chadwick would have caused it to make reference to such disagreement in its reports; and (ii) there were no reportable events as defined in Item 304(a)(l)(v) of Regulation S-K.

Our company provided Chadwick with a copy of the foregoing disclosures and requested that Chadwick furnish our company with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter was filed as Exhibit 16.1 to our Current Report on Form 8-K filed April 2, 2014,

Effective November 30, 2013, our board engaged Cutler & Co., LLC as its independent registered public accounting firm to audit our company's financial statements for our company's December 31, 2013's fiscal year.

During our company's most recent fiscal year and through the interim periods preceding the engagement of Cutler & Co., LLC, our company (a) had not engaged Cutler & Co., LLC as either the principal accountant to audit our company's financial statements, or as an independent accountant to audit a significant subsidiary of our company and on whom the principal accountant is expected to express reliance in its report; and (b) had not consulted with Cutler & Co., LLC regarding (i) the application of accounting principles to a specific transaction, either completed or proposed, or the type of audit opinion that might be rendered on our company's financial statements, and no written report or oral advice was provided to our company by Cutler & Co., LLC concluding there was an important factor to be considered by our company in reaching a decision as to an accounting, auditing or financial reporting issue; or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a)(l)(iv) of Regulation S-K or a reportable event, as that term is described in Item 304(a)(l)(v) of Regulation S-K.

                   FINANCIAL STATEMENTS AND SUPPLEMENTARY DATA

See "Item 9.01 Financial Statements and Exhibits" below.

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

Please see the disclosure under Item 5.01 of this current report on Form 8-K.

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
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

FINANCIAL STATEMENTS

For our interim unaudited financial statements for the six months ended June 20, 2014, see our Form 10-Q filed with the Securities and Exchange Commission on August 14, 2014.

For our audited financial statements for the year ended December 31, 2013, see our Form 10-K filed with the Securities and Exchange Commission on April 10, 2014.

Exhibit
Number                            Description of Exhibit
------                            ----------------------

 3.1 (1)         Articles of Incorporation

 3.2 (1)         Bylaws

 10.1 (1)        Form of Subscription Agreement

 10.2 *          Transfer Agreement

----------
*    Filed herewith

(1) Filed as an exhibit to our registration statement on Form S-1 on March 30, 2011 and incorporated herein by reference

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
                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REDSTONE LITERARY AGENTS INC.


/s/ James P. Geiskopf
--------------------------------------------
James P. Geiskopf
President, Secretary, Treasurer and Director

September 2, 2014


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